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                             OFFICE BUILDING LEASE


     THIS LEASE, made this 3/rd/ day of January, 1994, by and between RIVER EDGE ONE ASSOCIATES, LTD. (hereinafter called "Lessor"), and ICI, INTERNATIONAL COMPUTEX, INC., A _____________ corporation (hereinafter called "Lessee").

     FOR AND IN CONSIDERATION of the mutual covenants and conditions contained herein, the parties hereto do hereby agree as follows:

                                 1.   PREMISES

Lessee desires to lease from Lessor approximately 990 rentable square feet in Suite 507 as outlined by the floor plan. Exhibit "A," (hereinafter referred to as the "Premises") in the building known as River Edge One, 5500 Interstate North Parkway, Atlanta , Georgia 30328-4662, as such building is more fully and particularly described in Exhibit "B"; such exhibits attached hereto are incorporated herein by reference.

                                 2.   TERM

The term of this Lease (hereinafter called "Term") shall be one (1) year commencing on January 1, 1994 (hereinafter called "Commencement Date"), and expiring at 11:59 p.m. on December 31, 1994, except as otherwise provided herein.

                                 3.   BASE RENTAL

Lessee agrees to pay Lessor a Base Rental as follows:

                                     PSF       Monthly     Annually
                                     ---       -------     --------


January 1, 1994-Decmeber 31, 1994   $14.00    $1,155.00    $13,860.00

Each monthly installment shall be due and payable promptly on the first day of each month, in advance and without offset, deduction, or prior demand, during the Term of this Lease. Monthly installments of Base Rent shall be payable to RiverEdge One Associates, Ltd., c/o TMW Real Estate Management Inc., 5500 Interstate North Parkway, Suite 220, Atlanta, Georgia 30328-4662.

In the event that the lessee shall fail to pay monthly installment within five
(5) days of the due date, a late charge of five percent (5%) of the monthly Bas Rental, with a minimum of twenty dollars ($20.00) per month, shall be added to the Base Rental and paid to the Lessor for each such late payment and the same shall be treated as additional rent. Should Lessee present a check to Lessor that is returned from Lessee's bank for any reason, Lessor reserves the right to ask for payment in the form of certified funds. Lessee agrees to pay Lessor interest on all Base Rental, additional rental or other sums due hereunder, at the rate of twelve percent (12%) per annum (or the maximum rate permitted by applicable law, whichever is less), not paid when such amounts are due and payable.

                                 4.   SECURITY DEPOSIT

Prior to occupancy, Lessee shall pay to Lessor, as a security deposit, the amount of One Thousand One Hundred and Fifty-Five and No/100 Dollars ($1,155.00) (the "Security Deposit"). The Security Deposit is refundable to Lessee within thirty (30 days following the satisfactory completion of all the terms of the Lease and provided that no defective conditions, other than the normal wear and tear, are left not repaired by the Lessee, and the lessee is not otherwise in default under this lease. Lessor may, but shall not be required to, apply all or a portion of the Security Deposit toward sums

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due to Lessor by the Lessee hereunder, and any portion of the Security Deposited by Lessor for such purposes shall be restored by Lessee within fifteen (15) days after written demand therefore from Lessor. Any portion of the Security Deposit not required to reimburse Lessor for Lessor's expense in repairing defective conditions caused by Lessee or for paying amounts owed by Lessee to lessor, shall be refunded to Lessee as provided above.

                           5.   IMPROVEMENTS, REPAIRS BY LESSOR

Prior to commencement to the Term of this Lease, Lessee will, at its expense, unless otherwise stated herein, complete, alter, renovate and/or decorate the Premises to conform to the floor plan attached hereto as Exhibit "A" and any specifications shown thereon. Throughout the Term of this Lease or any renewal thereof, Lessor shall not otherwise be required to make any repairs or improvements to Premises, except repairs necessary for safety and tenentability, and customary office building maintenance.

                6.   DELIVERY OF POSSESSION TO LESSEE BY LESSOR

If Lessor, for any reason whatsoever, fails to deliver possession of Premises to lessee at the commencement of the Term as above-specified, this Lease shall not be void or voidable nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but in that event, there shall be a proportionate reduction of rent covering the period between commencement of the Term as specified above and the time when Lessor can deliver possession.

                              7.   USE OF PREMISES

Lessee shall use the Premises only for business or professional office purposes and shall not use the Premises for any illegal purpose, or violate any statute, regulation, rule, or order of any governmental body, or create or allow to exist any nuisance, or trespass, or do any act in or about the Premises, or bring anything onto or in the Premises or the building containing the same which will in any way increase the insurance on the Premises or said building, deface or injure the Premises or such building, or overload the floor of the Premises.

                             8.   REPAIRS BY LESSEE

Lessee, during the Term of this Lease or any extension or renewal of this Lease, shall, at its sole cost and expense, make all repairs as shall be reasonably necessary to keep the Premises in good repair and condition, normal wear excepted. Lessee further agrees that all damage or injury of whatever nature done to the Premises by the Lessee or by any person in or upon the Premises except the Lessor, Lessor's agents, servants and employees, shall be repaired by Lessee at its sole cost and expense.

Lessor shall maintain the structural portions of the building, including the basic plumbing, heating and electrical systems installed in accordance with similar building in Atlanta, but taking into consideration the age of the building, unless the condition requiring such maintenance is caused in part or in whole by the act, neglect, fault or omission of any duty by Lessee, its agents, servants, employees or invitees, in which case Lessee shall pay lessor the reasonable cost of such maintenance or repairs.

Lessor shall retain duplicate keys to all doors of the Premises and Lessor and its agents, employees and independent contractors shall have the right to enter the premises at reasonable hours to make repairs, additions, alterations, and improvements that are required by this Lease or are otherwise performed with lessee's prior written consent, to exhibit the Premises to prospective purchasers, lenders or tenants but Lessor may enter to exhibit the Premises to prospective tenants only during the last twelve (12) months of the Term or following any event of default for as long as such event of default remains uncured, and to inspect the Premises to ascertain that Lessee is complying with all of its covenants and obligations hereunder. Lessor shall also have the right to enter the Premises

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at reasonable hours to install, maintain, repair and replace pipes, wires, cables, duct work, conduit and utility lines through hung ceiling space and column space within the Premises. Lessor agrees to use reasonable efforts to minimize any interference with Lessee's business caused by such entry. Lessor shall, except in the case of an emergency, afford Lessee such prior notification of an entry into the Premises as shall be reasonably practicable under the circumstances, for the purpose of exhibiting the Premises to a prospective purchaser or tenant. During such time as such work is being carried on in or about the Premises, payments provided herein shall not abate unless Premises or any portion thereof are rendered unusable for more than two (2) business days within any sixty (60) day period, and Lessee waves any claim or cause of action against Lessor for damages by reason of interruption of Lessee's business or loss of profits therefrom because of the prosecution of any such work or any part thereof.

                                9.   ALTERATIONS

Lessee shall make no alterations or other improvements to the Premises without Lessor's prior written consent. Unless otherwise agreed, all such improved alterations and other improvements shall be made by Lessor at Lessee's sole expense and shall become the property of Lessor and be surrendered with the Premises upon the expiration of this Lease.

Lessor may, at Lessor's option, require Lessee to remove any or all such alterations, improvements, decorations and furnishings and repair any damage to the Premises resulting from such alterations.

In the event that local, state or Federal government by legislative, administrative, or judicial action shall in any legally enforceable manner by ordinance, act, statute, order, mandate, rule, regulation or otherwise require during the Term, any alteration of, or improvement to any portion of the building, determined by Lessor's Independent Accountants to be capital in nature based upon the application of generally accepted accounting practices ("Mandated Alterations"), then the annual rent per square foot shall be increased as follows:

     (i) A portion of the cost of the Mandated Alterations shall be allocated to the Lessee based upon the proportion that the number of square feet of rentable area of the Premises bears to the number of square feet of rentable area of the building.

     (ii) Lessor's Independent Accountant shall amortize the cost over a period of not less than five (5) years in accordance with generally accepted accounting standards and allocate the annual amortization of the cost to the net rentable area of the building in terms of annual cost per square foot of rentable area (the "Amortized Annual Cost").

     (iii) Effective on the first day of the month following notice from Lessor of the computation of he Amortized Annual Cost of the Mandated Alterations, the Base Rent above shall be increased by the Amortized Annual Cost, but not to exceed fifteen cents ($0.15) per square foot multiplied by the rentable area of the Premises. The base monthly rent shall be increased by one twelfth of such amount.

Notwithstanding the foregoing, Lessee shall not be obligated to contribute to the cost of any Mandated Alteration unless such Mandated Alteration is the result of an adoption of a new or changed ordinance, act, statute, order, mandate, rule or regulation or interpretation thereof not existing on January 1, 1994.


                                10.  RELOCATION

Upon ninety (90) days' written notice to the Lessee, Lessee may substitute for the leased Premises other Premises in the building (the "New Premises") in which event the New premises shall be deemed to be the leased Premises for all purposes hereunder, provided:

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     (a)  The New Premises shall be similar in area and appropriateness for
          Lessee's purposes.

     (b) Lessor shall, at Lessor's sole expense, conform to the leasehold improvements in the New Premises as closely as practicable to the improvements then existing in the Premises.

     (c) Lessor shall reimburse Lessee for all out-of-pocket expenses directly resulting from such relocation, including reasonable moving expenses, but in no event shall Lessor be responsible for any interruption in Lessee's business caused by such relocation.

     (d) Within thirty (30) days of Lessor's request, Lessee shall execute an amendment to this Lease documenting the substitution of the New premises under this Lease

                            11.  SERVICES TO LESSEE

Lessor reasonably agrees to provide Lessee, as Lessor reasonably deems necessary, subject to limitations contained in any governmental control now or hereafter imposed or matters beyond Lessor's control and subject to cessation for reasonable necessity, the following services:

     (a) Heating and air-conditioning service daily on Monday through Friday, inclusive, except for holidays observed by national banks as legal holidays, from 8:00a.m. to 6:00 p.m., and on Saturdays, if not a holiday, from 8:00 a.m. to 1:00 p.m.


     (b) Electric current for building, standard tenant lighting and small business machinery only from electric circuits designated by Lessor for Lessee's use. Lessee will not use any electrical equipment which in Lessor's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the building. Lessee will not, without Lessor's prior written consent in each instance, connect any items such as non-building standard lighting, vending equipment, printing or duplicating machines, computers (other than desktop word processors and personal computers), auxiliary air conditioners, and other computer-related equipment to the electrical system of the Premises, or make any alteration or addition to the system. If any additional circuitry or wiring is required by Lessee, and Lessor approves installation of the same in writing, such works shall be performed at Lessee's expense by Lessor's electrician or under Lessor's control or supervision, and Lessee shall pay Lessor for such additional work as billed. In the event the Lessee utilizes electric current or other utilities in excess of the amount which would be typically utilized by normal business office use of the Premises, then Lessor shall have the right to charge Lessee as additional rent a reasonable sum as reimbursement for the direct cost of such additional use or services. In the event of a disagreement as to the reasonableness of the amount of such additional rent, the opinion of a qualified, local and independent professional engineer selected by Lessor in good faith shall be binding upon Lessor and lessee. Payment for such additional electrical power shall be deemed additional rent due from Lessee.

     (c)  General cleaning and janitorial service five times per week.

     (d) Reasonable quantities of water to lavatories, toilets and water fountains in or appurtenant to the Premise.



                            12.   LIABILITY OF LESSOR

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  Excepting for the willful misconduct or gross negligence of Lessor, its agents and employees, Lessor shall not be liable to Lessee in any manner whatsoever for failure or delay in furnishing any service provided for in this Lease, and no such failure or delay to furnish any service or services by Lessor shall be an actual or constructive eviction of Lessee nor shall any such event operate to relieve Lessee from the prompt and punctual performance of each and all covenants to be performed herein by Lessee; nor shall Lessor be liable to Lessee for damage to person or property caused by defects in the cooling, heating, electric, water, elevator or other apparatus or systems or by water discharged from sprinkler systems, if any, in the Building; nor shall Lessor be liable to Lessee for the theft, or loss of any property of Lessee whether from the Premises or any part of the Building or property adjoining the Building containing the Premises. Lessor agrees to make reasonable efforts to protect Lessee from interference or disturbance of third persons including other tenants, however, Lessor shall not be liable for any such interference or disturbance whether caused by another tenant or tenants or Lessor or other person, not shall Lessee be relieved form any obligation herein because of such interference, disturbance or breach.


                     13.   LESSOR'S RIGHT TO ENTER PREMISES

  Lessee shall not change the locks on any entrance to the Premises. Upon Lessee's written request to Lessor, Lessor will make a reasonable change of locks on behalf of Lessee at Lessee's sole cost and expense. Lessor and its agents, employees, and contractors shall have the right upon reasonable advance notice to Lessee (except in emergencies) to enter the Premises to make necessary repairs, additions, alterations, and improvements to the Premises or Building, including, without limitation, the erection, use and maintenance of pipes and conduits and to show the Premises to prospective tenants and purchasers.


                                 14.   DEFAULT

The occurrence of any of the following shall constitute an event of default hereunder by Lessee:

  (a) The Base Rent payable under this Lease (including any additional rent) or any sum of money due hereunder is not paid when due, and such failure to pay continues for more than five (5) days after Lessee's receipt of notice thereof from t he Lessor. Provided, however, that the Lessor shall not be required to provide Lessee with the notice and the five-day period set forth in this subparagraph more than three (3) times during the Term of this Lease, and the forth and each subsequent failure to timely pay such sums shall immediately constitute and event of default hereunder.

  (b) The Premises are deserted, vacated, or not used as regularly and consistently as would normally be expected for similar premises put to the same or similar purposes as set forth herein, even though the Lessee continues to pay the stipulated Base Rent, and such condition is not corrected within ten (10) days of Lessee's receipts of notice thereof from Lessor to Lessee. Provided, however, that Lessor shall not be required to provide the Lessee with the notice and ten (10) day period set forth in this subparagraph more than once during the term of this Lease, and the second, and each subsequent, occurrence of such condition shall immediately constitute an event of default hereunder.

  (c) Lessee or any guarantor of this Lease files any petition for debt relief under any section or chapter of the national or federal bankruptcy code or any other applicable federal or state bankruptcy, insolvency or other similar act.

  (d) Any petition is filed against Lessee under any section or chapter of the national or federal bankruptcy code or any other applicable federal or state bankruptcy, insolvency or other similar act, and such petition is not dismissed within sixty (60) days after the date of such filing.

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  (e)  Lessee or any guarantor of this Lease shall become insolvent or transfer property to defraud creditors or there shall be a material adverse change in the net worth or credit rating of the Lessee or such guarantor.

  (f) Lessee makes material misrepresentations to lessor prior to or contemporaneously with the execution of this Lease.

  (g) Lessee or any guarantor of this Lease shall make an assignment for the benefit of creditors.

  (h) A receiver is appointed for any of the for any of the assets of Lessee or any guarantor of the Lease, and such receiver is not removed within sixty
       (60) days of Lessee's receipt of notice from Lessor to obtain such removal.

  (i) A lien is filed against the Premises or Lessor's estate therein by reason of any work, labor services or materials performed or furnished, or alleged to have been performed or furnished, to Lessee or anyone holding the Premises by, through or under Lessee, and Lessee fails to cause the same to be vacated and canceled of record, or bonded off in accord with the provisions of this Lease, within twenty (20 days of the filing date thereof.

  (j) Lessee fails to observe, perform and keep each and every of the covenants, agreements. provisions, stipulations and conditions contained in this Lease to be observed, performed and kept by Lessee, including without limitation the "Rules and Regulations" for the project of which the Premises is a part, and unless otherwise specified herein, Lessee persists in such failure for twenty (20 days after receipt of notice by Lessor requiring that Lessee correct such failure.

                                15.  REMEDIES

Upon the occurrence of any material default by Lessee, Lessor shall have the option to do and [perform any one or more of the following:

  (a) Termination of Lease- Terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor. If Lessee shall fail to do so, Lessor may, without notice and prejudice to any other remedy available, enter and take possession of the Premises and remove Lessee or anyone occupying the Premises and its effects without being liable to prosecution or any claim for damages. In the event of termination of this Lease, Lessee shall be responsible to Lessor for (i) all payments due under this Lease prior to the date of termination, (ii) all costs incurred by Lessor in connection with such termination, and (iii) the entire amount of Base Rent, Additional Rents and other charges due hereunder for the remainder of the Term, with such difference discounted to its present value by using a discount factor of 6%. Such amount shall be paid by Lessee to Lessor immediately upon demand by Lessor and shall constitute liquidated damages and not a penalty or forfeiture (Lessee and Lessor agree that the actual damages are impossible to ascertain and that the amount described above is a reasonable estimate thereof). If Lessor elects to terminate this Lease, Lessee's liability to Lessor for damages shall survive such termination.

  (b) Lessor may correct such default and Lessee shall reimburse Lessor upon demand for the cost incurred by Lessee in curing such default.

  (c) Reletting of Premises- Enter upon and take possession of the Premises as agent of Lessee without terminating (termination shall only occur by written notice of termination from lessor to Lessee) this Lease and without being liable to prosecution or any claim for damages. Lessor may relet the Premises and in that connection may make any suitable alterations or refurb***************************************************
       ************************************************************************

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       ************************************************************************
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       **********************************************n this Lease, and upon such other terms (including the granting of concessions) as Lessor solely determines to be acceptable. If Lessor elects to reenter and relet all or any portion of the Premises Lessor shall apply the rent so elected as follows:

     (1) first, to any amount due hereunder other than the Base Rent and Additional Rent;

     (2)  second,  to the payment of costs and expenses of such reletting;

     (3)  third, to the payment of Rental and Additional Rent;

     (4) forth, the residue shall be held and applied to future Base Rent and Additional Rent due hereunder and if any such excess exists at the termination of this Lease shall be paid over to Lessee.

No such reentry or taking possession of the Premises shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention be given to Lessee. Lessor, however, shall have no duty to relet the Premises and Lessor's failure to do so shall not release Lessee's liability for rent or damages. Lessor shall have the right to rent any other available space in the building before reletting or attempting to relet the Premises.

                           16.   CUMMULATIVE REMEDIES

The above-stated remedies of the Lessor shall be deemed to be in addition to, and not in lieu of, any other rights and remedies provided Lessor either at law or in inequity. No delay in enforcing the provisions of the Lease shall be deemed to constitute a waiver of such default by Lessor, and the pursuit by Lessor of one or more remedies shall not be deemed to constitute an election against other remedies.

                      17.   EFFECT OF TERMINATION OF LEASE

No termination of this Lease prior to the normal ending thereof by lapse of time or otherwise shall effect Lessor's right to collect sums due hereunder for the period prior to termination thereof.

                         18.   ASSIGNMENT AND SUBLETTING

Lessee May not, without prior written consent of Lessor, which consent shall not be unreasonably withheld, assign this lease or any interest hereunder, or sublet Premises or any part thereof, or permit the use of Premises by any other party other than Lessee or an entity which owns, is owned by, or is under common ownership with lessee. In the event Lessee wishes to sublease the Premises or assign the Lease, Lessor has the right, but not the obligation, to terminate the lease effective as of the date Lessee vacates the Premises. Should Lessor elect to terminate the Lease, Lessee shall be relieved of any liability or obligation to pay rent beyond the date of termination. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall become liable directly to Lessor for all obligations of Lessee hereunder, without relieving Lessee's liability.

In making Lessor's determination to approve or disapprove a proposed assignment or sublease hereunder, Lessor and Lessee agree that Lessor may withhold its consent or any proposed assignment or sublease, and such withholding of consent by Lessor will not be deemed to be unreasonable, (1) if the proposed assignee or subtenant is not a reputable party or is a party who would (or whose use would) detract from the character of the building, such as. Without limitation, a dental, medical, or chiropractic office or a governmental office, or (2) if the

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proposed assignee or subtenant shall be engaged in a business in the Premises which is not consistent with the then standards of the building or is not permitted by or would contravene the provisions of this Lease, or (3) if the Lease or use of the Premises or any portion thereof by such subtenant or assignees will cause Lessor to be in violation of any restrictive use covenants granted by Lessor to any other tenant in the building in such tenants' lease, or
(4) if, in the case of a proposed assignment or sublease the proposed assignee is not of sufficient financial worth to perform its obligations under this lease as such obligations become due; provided, however, it is understood and agreed that the reasons outlined above in this sentence are not intended, and shall not be construed, to be an exclusive list of reasonable basis upon which Lessor may withhold its consent and Lessor reserves the right to disapprove of a proposed assignment or sublease by virtue of such other reasonable bases.

Upon execution of any sublease or assignment approved by Lessor under this
Article 18, a fully-executed counterpart of the sublease or assignment shall be promptly delivered to Lessor by Lessee.

A change, whether voluntary, involuntary, or by operation of law, or a merger, consolidation or other reorganization of more than 49% ownership in Lessee shall be deemed an voluntary assignment of this Lease and subject to the provisions of
Article 18.

                   19.   DESTRUCTION OR DAMAGE TO THE PREMISES

If the Premises are totally destroyed (or so substantially damages as to be untenantable) by storm, fire, earthquake, or other casualty caused by the act or failure to act by the Lessee, and the Premises cannot in the judgment of Lessor be restored by the Lessor within 120 days, this Lease shall terminate as of that date. If the Premises are damaged but not rendered wholly untenantable by any such casualty, rental shall abate in proportion as the Premises have been damaged and lessor shall at Lessor's option (i) restore the Premises as speedily as practicable to substantially the same condition as existed immediately preceding such casualty, whereupon full rent shall recommence, or (ii) notify Lessee within thirty (30) days that this Lease is terminated.

                            20.  REMOVAL OF FIXTURES

Lessee may (of not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all unattached and movable personal property and equipment which Lessee has placed in the Premises, provided Lessee repairs all damages to premises caused by such removal. All personal property of Lessee remaining on the Premises after the end of the Term shall be deemed conclusively abandoned, notwithstanding that title to or a security interest in such personal property in any manner deems it proper, in its sole discretion. Lessee hereby waives and releases any claim against Lessor arising out of the removal or disposition of such personal property. Lessee shall reimburse Lessor the cost of removing such personal property.

                     21.   LEASING BROKER/AGENT'S COMMISSION

Lessor And Lessee each represent to the other that they have dealt with no broker, agent, or finder (hereinafter referred to as "Broker") in connection with this Lease other than Broker as set forth in "Agent's Disclosure." Lessor and Lessee hereby indemnify the other and agree to hold the other harmless from and against any and all claims, causes, demands, losses, liabilities, fees. Commissions, settlements, judgments, damages, expenses and fees (including attorney's fees and court costs) in connection with any claim for commission, fees compensation or other charge relating in any way to this Lease, or to the consummations of the transactions contemplated hereunder, which may be made by any person, firm or entity (other than Broker which shall be the responsibility of Lessor) based upon any agreement or agreements made or alleged to have been made by such party or its representative. The provisions of this paragraph shall survive termination or expiration of this Lease.

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                              22.   ATTORNEY'S FEES

  If any rent owing under this Lease is collected by or through an attorney at law, Lessee agrees to pay Lessor's reasonable attorney's fees and other reasonable costs of collection.

                             23.   ENTIRE AGREEMENT

This Lease, including any attachments made a part hereof, contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Lessor to exercise any power given Lessor hereunder or to insist upon strict compliance by Lessee of any obligation hereunder or to insist upon strict compliance by Lessee of any obligation hereunder, and no customer practice of the parties at variance with the terms hereof shall constitute a waiver of lessor's right to demand exact compliance with the terms hereof.

                       24.   SUBORDINATION AND ATTORNMENT

Lessee agrees that this Lease shall be subject and subordinate to any mortgage, security deed, loan deed or similar instruments now on paid Premises and to all advances already made, or which may hereafter be made, on account of said instruments to the full extent of all debts and charges secured thereby and to any renewals or extensions of all or any part thereof and to any such instruments which any owner of said Premises nay hereafter at any time elect to place on said Premises, and Lessee agrees upon request to hereafter execute any paper or papers which counsel for Lessor may deem necessary to accomplish that end and, in default of Lessee so doing, that Lessor is hereby empowered to execute such paper or papers in the name of Lessee, and as the act and deed of Lessee, and this authority is hereby declared to be coupled with an interest and not revocable. It is further understood and agreed, however, that neither such subordination, nor any foreclosure of any such instrument, shall affect Lessee's right to continuing possession of the Premises under the terms of this Lease so long as Lessee shall not default in the performance of Lessee's obligations hereunder.

                           25.   ESTOPPEL CERTIFICATE

Upon Lessor's request the Lessee shall execute, acknowledge, and deliver to the Lessor, within ten (10) days from the date of said request: (a) a "mortgagee's acceptance letter" and/or a statement in writing certifying that this Lease is in full force and effect and continuing the dates to which the rent and any other charges have been paid, and the statement so delivered to the Lessor may be relied upon by any prospective purchaser of, or by any mortgagee upon, the building of which the Premises are a part; and (b) the most recent financial statements of Lessee and any guarantor of this Lease; and (C) an estoppel certificate from any guarantor of this Lease certifying that said guaranty is in full force and effect.

                             26.   NO ESTATE IN LAND

This Lease shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor, Lessor has only a usufruct, not subject to levy and sale and not assignable by Lessee except by Lessor's consent.

                            27.   RIGHTS CUMMULATIVE

All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

                               28.   HOLDING OVER

If Lessee remains in possession after expiration of the Term hereof, without Lessor's acquiescence and without any distinct written agreement of the parties, Lessee shall be a tenant at sufferance, and there shall be no renewal of this Lease by operation of law. During any such holdover period, Lessee shall pay holdover rent equal to 200% of the last Base Rental amount due from Lessee prior to such holdover.

                           29.   SURRENDER OF PREMISES

At termination of this Lease, Lessee shall surrender Premises and keys thereof to Lessor in same condition as at commencement of Term, normal wear and tear only excepted.

                                  30.   SERVICE

All notices under this Lease shall be sent to Lessee:

                                      ICI
                         5500 Interstate North Parkway
                                   Suite 507
                          Atlanta, Georgia  30328-4662

and to Lessor:

                           RiverEdge Associates, Ltd.
                      C/o TMW Real Estate Management Inc.
                         5500 Interstate North parkway
                                   Suite 220
                          Atlanta, Georgia 30328-4662

                  31.   DAMAGE OR THEFT OF PERSONAL PROPERTY

Lessee agrees that all personal property brought into the Premises shall be at the risk of the Lessee only and that the Lessor shall not be liable for these thereof or any damages thereto occasioned from any act of any co-tenant, or other occupants of said Building or any other person.

                          32.   RULES AND REGULATIONS

The rules and regulations with regard to the Building of which the Premises are a part, annexed hereto, and all rules and regulations which Lessor may hereafter, from time to time, adopt and promulgate for the government and management of said Building, are hereby made a part of this lease as Exhibit "C" and shall, during the Term of this Lease, be in all things observed and performed by lessee and by Lessee's employee's, servants and agents.

                            33.  EMINENT DOMAIN CLAUSE

It is mutually agreed that if the whole or any part of the Premises shall be taken by Federal, State, City or County authority for public use, or under any statute, or by right of eminent domain, then when possession shall be taken thereunder of said Premises, or any part thereof, the Term hereby granted and all rights of the Lessee hereunder shall immediately cease and terminate. It is expressly agreed that the Lessee shall not have any right or claim of any award made to or received by Lessor of such taking.

                                34.   DEFINITIONS

"LESSOR" AS USED IN THIS Lease shall include first party, his heirs, representative, assigns and successors in title to Premises. "Lessee shall include second party, his heirs and representatives, and if this lease shall be validly assigned or sublet, shall include also Lessee's assignees or sublessee, as to premises covered by such assignment or sublease. "Agent" shall include third party, his successor, assigns, heirs and representatives. "Lessor", "Lessee" and "Agent" include male and female, singular or plural, corporation, partnership or individual, as may fit the particular parties.

                              35.  INDEMNIFICATION

Subject to the other provisions of this Lease, Lessee hereby indemnifies Lessor from and agrees to hold Lessor harmless against, any and all liability, loss, cost, damage or expense, including, without limitation. Court costs and reasonable attorney's fees, imposed on Lessor by any person whomsoever, caused by the negligence or willful misconduct of Lessee, or any of its partners, employees, contractors, servants, agents, subtenants, or legal representatives. Subject to the provisions of this Lease, Lessor hereby indemnifies Lessee from, and agrees to hold Lessee harmless against, any and all liability, loss, cost, damage or expense, including without limitation, court costs and reasonable attorney's fees, imposed on Lessee by any person whomsoever, caused by the negligence or willful misconduct of Lessor or any of its partners, employees, contractors, servants, agents, or legal representatives. The provisions of this
Article 35 shall survive the expiration or any termination of this Lease.

                                 36.   INSURANCE

During the Term of this Lease, and any extension and renewal thereof, Lessee, at its sole cost and expense, shall carry and maintain, and shall deliver to Lessor a certificate of insurance evidencing such coverage both prior to taking possession of the Premises and annually thereafter, the following types of insurance with insurance companies rated no less than A, Class VI as in the current edition of Best's Guide:

     (a) Property Insurance on the Special or All-Risk From, in amounts sufficient to replace Lessee's personal property and all improvements to the Premises on a Replacement Cost New basis.

     (b) Commercial General Liability Insurance with limits of no less than $2,000,000 per occurrence, $2,000,000 General Aggregate and $2,000,000 Completed Operations Aggregate.

     (c) Worker's Compensation Insurance with liability limits required by the laws of the state in which the Premises is located.

Such insurance shall, to the extent permitted by law, name lessor as an additional insured and provide for thirty (30) days prior written notice to Lessor prior or any modification or termination of said insurance.

Lessor and Lessee shall each have included (so long as commercially reasonable and obtainable) in all policies of all risks, fire, extended coverage, business interruption and other insurance respectively obtained by them covering the Premises, the building and contents therein, a waiver by the insurer of all of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Lessor and Lessee each waives all right of recovery against the other (and any officers, directors, partners, employees, agents, and representatives of the other) for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect covering the party seeking recovery at the time of such loss or damage would be covered by the insurance required to be maintained under this Lease by the party seeking recovery. If the release of either party, as set forth in the immediately preceding sentence, should contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the liability of the other's insurer.

                            37.   AGENT'S DISCLOSURE

McWhirter Realty Corporation represented the Lessor in this transaction and will be compensated by the Lessor by separate agreement.

                            38.   HAZARDOUS WASTE

The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business (the "Permitted Activities"), provided such Permitted Activities are conducted in accordance with all environmental laws and have been approved in advance, in writing, by Lessor; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business *the "Permitted Materials"), provided such Permitted materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance, in writing, by Lessor; (iii) Lessee will not permit any Hazardous Substances to be brought onto the Premises, except for the permitted materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws, If, at any time during or after the Term of the Lease, the Premises are found to be so contaminated or subject to said conditions, Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from, or as a result of, the use of the Premises by Lessee. The foregoing indemnification shall survive the termination or expiration of this Lease.

                            39.   EXCULPATION OF LESSOR

Lessor's obligations and liability to Lessee with respect to this Lease shall be limited solely to Lessor's interest in the Building, and neither Lessor nor any joint ventures (if any), partners, officers, directors, employees or shareholders of or in lessor shall have any personal liability whatsoever with respect to this Lease.

                            40.   TELEPHONE SERVICE

Lessee acknowledges and agrees tat securing and arranging for telephone service to the Premises is the sole responsibility of Lessee and that Lessor has no responsibility or obligation to provide or arrange such telephone service, nor to permit installation of any facilities or equipment in the Building outside the Premises in connection with providing telephone service to the Premises.

                            41.   SIGNAGE

Lessor agrees that Lessee shall be listed on the Building directory at no cost or expense to Lessee. Lessee shall not place any signs, decals or other materials upon the windows or suite doors of the Premises nor on the exterior walls of the Premises. Lessor agrees to provide Lessee, at Lessee's expense, one building standard suite door tenant identification sign. Any additional signage desired by the Lessee shall be approved, in writing, by Lessor and the management company of the Building, which shall be granted in their sole discretion.

                            42.   FORCE MAJEURE

In the event of a strike, lockout, labor trouble, civil commotion, act of God or any other cause (collectively hereinafter called "Force Majeure") outside and beyond Lessor's control, resulting in the impairment of Lessor's ability to perform any obligation or provide any service hereunder, this Lease shall not terminate except at Lessor's election, and Lessee's obligation to pay Base Monthly Rental, additional rental and all other charges and sums due payable by Lessee shall not be altered or excused and Lessor shall not be considered to be in default under this lease or liable in damages to Lessee in any manner.

                              43.   LIENS

Lessee shall keep the Premises, the building, and property upon which the building is situated free from any liens or claims of lien arising out of work performed, materials furnished or obligations incurred by, for or at the instance of Lessee, its assignees and subtenants. Should any such lien or claim of lien be filed an recorded, Lessee shall bond against or discharge the same within ten days after written request of Lessor; provided that the Lessee shall have the right to contest the validity of any lien or claim if the Lessee shall first have posted a bond to insure that upon final determination of the validity of such lien or claim the lessee shall immediately pay any judgment rendered against it with all proper costs and charges, and shall have such lien released without cost to Lessor.

Nothing contained in this Lease shall be deemed or construed as constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, mechanic, materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the Premises or any part thereof, nor as giving Lessee a right, power or authority to contract for or permit there rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or materialman's lien or claim of lien against the Premises or the Lessee's interest therein, the building or the property upon which the building is located.

                           44.   SPECIAL STIPULATIONS

Insofar as the following stipulations conflict with any of the foregoing provisions, the following shall control: See Addendum of Special Stipulations attached hereto and by reference incorporated herein.


                        [SIGNATURE APPEARS ON NEXT PAGE]



IN WITNESS WHEREOF, THE PARTIES HAVE HEREUNTO SET THEIR HANDS AND SEALS, IN QUADRUPLICATE, THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                LESSOR:  RIVEREDGE ONE ASSOCIATES, LTD.

                                BY: TMW Real Estate management, Inc.,
                                    its Authorized Agent
Signed, sealed, and delivered
in the presence of:
_____________________________   _______________________________________

                                President
_________________________
Notary Public

                                LESSEE:
                                ICI, INTERNATIONAL CompuTex, INC.
Signed, sealed, and delivered
in the presence of:
_____________________________   _____________________________________

_________________________       Its:    ____________________________________
Notary Public












                                    ADDENDUM

                              SPECIAL STIPULATIONS


1. Lessor shall provide Lessee with a $1,980 tenant improvement allowance which shall be used by Lessee to paint the Premises.

1. This Lease is subject to cancellation of the existing lease for the Premises with Progressive Insurance Company.

                                 PARTITION PLAN

                                   EXHIBIT B

                            DESCRIPTION OF PROPERTY


All that tract or parcel of land lying and being in Landlots 205 and 210 of the 17/th/ District, Fulton County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commencing at the point where the northern line of Landlot 205 intersects the northwesterly line of the right-of-way of Northside Drive (a 50-foot right-of-way); run thence south 22 degrees 33 minutes 43 seconds west along the northwesterly line of the right-of-way of said Northside Drive a distance of 20.67 feet to a point; run thence south and southwesterly along the northwesterly line of the right-of-way of said Northside Drive and along the arc of a curve having a chord bearing south 34 degrees 52 minutes 02 seconds west for 76.91 feet, a distance of 77.05 feet to a point; run thence south 41 degrees 20 minutes 49 seconds west along the northwesterly line of the right-of-way of said Northside Drive a distance of 300.75 feet to a point; run thence southwest and south along the westerly line of the right-of-way of said Northside Drive and along the arc of a curve having a chord bearing south 23 degrees 45 minutes 46 seconds west for 447.18 feet, a distance of
454.38 feet to a point; running thence southwest and south along the westerly line of the right-of-way of said Northside Drive and along the arc of a curve having a chord bearing south 00 degrees 27 minutes and 20 seconds east for
246.20 feet; a distance of 247.18 feet to a point; run thence south and southwest along the westerly line of the right-of-way of said Northside Drive and Interstate North Parkway (an 80-foot right-of way) and along the arc of a curve having a chord bearing south 19 degrees 38 minutes 19 seconds west of
86.22 feet, a distance of 91.28 feet to a point; run thence south 52 degrees 56 minutes 58 seconds west along the westerly line of the right-of-way of said Northside Drive and said Interstate North Parkway a distance of 25.91 feet to a point; run thence southwest and south along the westerly line of the right-of-way of said Interstate North Parkway and along the arc of a curve having a chord bearing south 34 degrees 08 minutes 55 seconds west for 487.42 feet, a distance of 496.27 feet to a point; run thence south 15 degrees 20 minutes 52 seconds west along the westerly line of the right-of-way of said Interstate North Parkway a distance of 55.29 feet to the POINT OF BEGINNING; FROM THE POINT OF BEGINNING AS THUS ESTABLISHED, running thence south 15 degrees 20 minutes 52 seconds west along the westerly line of the right-of-way of said Interstate North Parkway a distance of 260.00 feet to a point; running thence south and southwest along the westerly line of the right-of-way of said Interstate North Parkway and along the arc of a curve having a chord bearing south 44 degrees 39 minutes 19 seconds west for 893.61 feet, a distance of 933.81 feet to a right-of-way monument; running thence south 73 degrees 57 minutes 46 seconds west a distance of 72.42 feet to a point; running thence south 78 degrees 14 minutes 13 seconds west a distance of 238.65 feet to a point; running thence north 25 degrees 06 minutes 03 seconds east a distance of 473.09 feet to a point;
running thence north 67 degrees 39 minutes 10 seconds east a distance of 143.74 feet to a point; running thence north 37 degrees 26 minutes 01 seconds a
distance of 307.18 feet to a point;   running thence north 55 degrees 00 minutes
00 seconds east a distance of 250.00 feet to a point; running thence north 72 degrees 52 minutes 58 seconds east a distance of 287.73 feet to the POINT OF BEGINNING; being property containing 9.0 acres according to a Boundary Survey prepared for Pope & Land Enterprises by D.E. Hill Engineers, Inc., bearing the certification of R.L. Rhinehard, Georgia Registered Land Surveyor No. 1476, date June 28, 1977, and last revised June 24, 1979.



                                   EXHIBIT B
                             RIVEREDGE ONE EASEMENT

All that tract or parcel of land lying and being in Landlots 205 and 210 of the 17/th/ District, Fulton County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commencing at the point where the northern line of Landlot 205 intersects the northwesterly line of the right-of-way of Northside Drive (a 50-foot right-of-way); run thence south 22 degrees 33 minutes 43 seconds west along the northwesterly line of the right-of-way of said Northside Drive a distance of 20.67 feet to a point; run thence south and southwesterly along the northwesterly line of the right-of-way of said Northside Drive and along the arc of a curve having a chord bearing south 34 degrees 52 minutes 02 seconds west for 76.91 feet, a distance of 77.05 feet to a point; run thence south 41 degrees 20 minutes 49 seconds west along the northwesterly line of the right-of-way of said Northside Drive a distance of 300.75 feet to a point; run thence southwest and south along the westerly line of the right-of-way of said Northside Drive and along the arc of a curve having a chord bearing south 23 degrees 45 minutes 46 seconds west for 447.18 feet, a distance of
454.38 feet to a point; running thence southwest and south along the westerly line of the right-of-way of said Northside Drive and along the arc of a curve having a chord bearing south 00 degrees 27 minutes and 20 seconds east for
246.20 feet; a distance of 247.18 feet to a point; run thence south and southwest along the westerly line of the right-of-way of said Northside Drive and Interstate North Parkway (an 80-foot right-of way) and along the arc of a curve having a chord bearing south 19 degrees 38 minutes 19 seconds west of
86.22 feet, a distance of 91.28 feet to a point; run thence south 52 degrees 56 minutes 58 seconds west along the westerly line of the right-of-way of said Northside Drive and said Interstate North Parkway a distance of 25.91 feet to a point; run thence southwest and south along the westerly line of the right-of-way of said Interstate North Parkway and along the arc of a curve having a chord bearing south 34 degrees 08 minutes 55 seconds west for 487.42 feet, a distance of 496.27 feet to a point; run thence south 15 degrees 20 minutes 52 seconds west along the westerly line of the right-of-way of said Interstate North Parkway a distance of 55.29 feet to the POINT OF BEGINNING; FROM THE POINT OF BEGINNING AS THUS ESTABLISHED, running thence south 15 degrees 20 minutes 52 seconds west along the westerly line of the right-of-way of said Interstate North Parkway a distance of 260.00 feet to a point; running thence south and southwest along the westerly line of the right-of-way of said Interstate North Parkway and along the arc of a curve having a chord bearing south 44 degrees 39 minutes 19 seconds west for 893.61 feet, a distance of 933.81 feet to a right-of-way monument; running thence south 73 degrees 57 minutes 46 seconds west a distance of 72.42 feet to a point; running thence south 78 degrees 14 minutes 13 seconds west a distance of 238.65 feet to a point; running thence north 25 degrees 06 minutes 03 seconds east a distance of 473.09 feet to a point;
running thence north 67 degrees 39 minutes 10 seconds east a distance of 143.74 feet to a point; running thence north 37 degrees 26 minutes 01 seconds a
distance of 307.18 feet to a point;   running thence north 55 degrees 00 minutes
00 seconds east a distance of 250.00 feet to a point; running thence north 72 degrees 52 minutes 58 seconds east a distance of 287.73 feet to the POINT OF BEGINNING; being property containing 9.0 acres according to a Boundary Survey prepared for Pope & Land Enterprises by D.E. Hill Engineers, Inc., bearing the certification of R.L. Rhinehard, Georgia Registered Land Surveyor No. 1476, date June 28, 1977, and last revised June 24, 1979.

                                   EXHIBIT C

                             RULES AND REGULATIONS

1. The sidewalks, entry passages, corridors, halls, elevators, and stairways shall not be obstructed by Lessee, or used by them for any other purpose other than those of ingress and egress. The floors, skylights and windows that reflect or admit light into any place in the building in which the Premises are located, shall not be covered or obstructed by Lessee. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances, shall be thrown therein. Any damage resulting to them or to associated system from misuse shall be borne by Lessee who, or whose clerks, agents or servants shall cause it.

2. No advertisements or other notice shall be inscribed, painted, or affixed on any part of the outside or inside of said building, except upon the doors, and of such order, size and style, and at such places as shall be designated by Lessor. Interior signs or doors will be supplied by Lessee by Lessor, the cost of the signs to be charged to and paid by Lessee.

3. No Lessee shall do or permit to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on said building, or on property kept therein, (only artificial and fire resistant Christmas trees and/or decorations are permitted), or obstruct or interfere with the rights of other Lessees, or in any way injure or annoy them, or conflict with any of the rules and ordinances of the Board of health. Lessee, their clerks and servants, shall maintain order in the building, shall not make or permit any improper noise in the building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by the Lessee, their clerks or servants, out the windows or doors, or down the passages or skylights of the building. No rooms shall be occupied or used as sleeping lodging apartments at any time. No part of the building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquors shall be sold in said building.

4. Lessee shall not employ any other persons other than the janitors of Lessors (who will be provided with passkeys into the offices) for the purpose of cleaning or taking charge of the Premises.

5. No animals, birds, bikes, or other vehicles, or other obstructions, shall be allowed in the offices, halls, corridors, elevators or elsewhere in the building.

6. All Lessees and occupants shall observe strict care not to leave their windows open when it rains or snows and, for any fault or carelessness in any of these respects, shall make good any injury sustained by other Lessees to Lessor for damage to paint, plastering or other parts of the building, resulting from such default or carelessness. No painting shall be done, nor shall any alterations be made, to any part of the building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Lessor or its agent. Lessor requires Lessees to monitor all installation of communications and other non-electrical wiring to insure that all installed wiring is of a plenum-rated type and that all relevant building and fire codes are concerning plenum-rated wiring are maintained by the installer. All glass, locks and trimmings in or upon the doors and windows of the building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Lessor, or its agents, and shall be left whole and in good repair. Lessee shall not injure, overload, or deface the building, woodwork or the walls of the Premises, nor carry upon the Premises any noisome, noxious, noisy or offensive business.

                                   EXHIBIT C

                             RULES AND REGULATIONS

7. No more than two keys for each office will be furnished without charge. No additional locks or latches shall be put upon any door without the written consent of Lessor. Lessee, at termination of their lease of the Premises, shall return to lessor all keys to doors in building.

8. Lessor in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles.

9. The use of burning fluid, camphor, alcohol, benzene, kerosene or anything except gas or electricity for lighting the Premises, is prohibited. No offensive gases or liquids will be permitted.

10. If Lessee desires blinds or window covering of any kind over the windows, they must be of such shape, color and material as may be prescribed by Lessor, and shall be erected with Lessor's consent and at the expense of said Lessee. No awning shall be placed on said building.